UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2023

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2023 (the “Closing Date”), Spindle Acquisition Corp., a corporation existing under the laws of the Province of Ontario (the “Purchaser”), and a wholly-owned subsidiary of Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Spindle Biotech Inc., a corporation existing under the federal laws of Canada (“Spindle”), the persons listed on Schedule 1.1 of the Purchase Agreement (the “Sellers”) and Lai Him Chung, as Seller Representative. Spindle is an early-stage, private biotech company developing next-generation RNA manufacturing technology.

Pursuant to the terms of the Purchase Agreement, the Purchaser, a wholly-owned subsidiary of the Company, acquired all of the outstanding stock of Spindle (the “Spindle Shares”) from the Sellers (the “Transaction”) with effect from the Closing Date. As a result, Spindle became a wholly-owned subsidiary of the Purchaser, and the financials of Spindle will be consolidated with those of the Company.

As consideration for the transactions contemplated by the Purchase Agreement, the Purchaser agreed to pay or issue to the Sellers, as applicable, on a pro rata basis: (i) a cash purchase price of $625,000, as adjusted for debt of Spindle as of the closing date and expenses related to the transaction, which was paid to the Sellers on the Closing Date; (ii) 750,000 restricted shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which shares were delivered to the Sellers on the Closing Date (the “Closing Stock Issuance”); (iii) a percentage of the revenues expected from the Company’s sale or exploitation of products including or derived from a heterologous fusion protein comprised of a DNA binding domain and an RNA polymerase enzyme developed by Spindle (the “Spindle RNAP”), payable to the Sellers in accordance with the terms of the Purchase Agreement for a period of ten (10) years commencing on the Closing Date; and (iv) upon the occurrence of certain events specified in the Purchase Agreement, including the issuance of a patent covering the Spindle RNAP and the achievement of certain designated milestones in respect of the Company’s sales or exploitation of projects including or derived from the Spindle RNAP, additional shares of Common Stock not to exceed 1,000,000 restricted shares, 250,000 of which will be issued upon the issuance of a patent for the Spindle RNAP, and 750,000 shares of which will be issued in three equal tranches upon the achievement of aggregate gross sales milestones at $5,000,000 per tranche (the “Earn-Out Shares” and, together with the Closing Stock Issuance, the “Stock Consideration”).

The Purchase Agreement includes customary representations, warranties,covenants, and indemnifcations. The representations, warranties, covenants and indemnification contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to that agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to that agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Spindle or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.The foregoing description of the Purchase Agreement and the Transaction contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report and the exhibits hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information regarding the Transaction and the Purchase Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the issuance of the Stock Consideration set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Stock Consideration is exempt from registration under the Securities Act in reliance on exemptions from the registration requirements of the Securities Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

On July 13, 2023, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 13, 2023, the Company also made a presentation about the Transaction available on the Company’s website at www.adnas.com. A copy of the Company’s presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*†	Share Purchase Agreement, dated July 12, 2023, by and among Spindle Acquisition Corp., Spindle Biotech Inc., the persons listed on Schedule 1.1 therein, Lai Him Chung and Applied DNA Sciences, Inc.
99.1	Press Release, dated July 13, 2023.
99.2	Presentation, dated July 13, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Certain confidential information contained in this agreement has been omitted because it is both not material and is the type that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2023	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward